Recent Accounting Pronouncements (FY)	12 Months Ended
Dec. 31, 2019
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements
2. Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02 Leases (Topic 842).  This guidance was issued to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. This guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years.  Early application of the amendments was permitted for all entities.  The Company has identified each of its leases and determined the impact of this new guidance on each of the identified leases.  The Company implemented ASU 2016-02 Leases (Topic 842) as of January 1, 2019 using the modified retrospective approach.  As a result of this implementation, the Company recorded right-of-use assets and liabilities associated with operating leases of approximately $98,000.  There was no transition adjustment related to finance leases.

The Company elected the package of practical expedients within ASU 2016-02 Leases (Topic 842) that allows an entity to not reassess, prior to the effective date, (i) whether any expired or existing contracts are or contain leases, (ii) the lease classification of any expired or existing leases, or (iii) initial direct costs for any existing leases.  Additionally, the Company elected the practical expedient to not evaluate existing or expired land easements not previously accounted for as leases prior to the effective date.  The Company also made an account policy election not to apply the lease recognition requirements to leases with an initial term of 12 months or less.